UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 24, 2005
                Date of Report (Date of earliest event reported)

                                ________________

                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                0-19084                                  94-2925073
           (Commission File)                (IRS Employer Identification Number)

                               3975 Freedom Circle
                              Santa Clara, CA 95054
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05      Costs Associated with Exit or Disposal Activities.

     On June 24, 2005, PMC-Sierra, Inc. (the "Company") announced that it plans to implement workforce reduction activities. On June 23, 2005, the Company determined to eliminate approximately 63 positions, primarily related to research and development, at a restructuring cost of approximately $5.9 million, which includes $4.9 million in termination benefits, and $1.0 million in charges for asset impairment. When added to previously disclosed positions to be eliminated, the Company now expects to eliminate approximately 89 positions in the second quarter of 2005 at a total cost of approximately $7.4 million.


Item 7.01      Regulation FD Disclosure.

     On June 24, 2005, the Company issued a press release regarding the Company in connection with the announcement of the restructuring. A copy of the press release is attached hereto as Exhibit 99.1 and is furnished, not filed, in connection herewith.


Item 9.01.     Financial Statements and Exhibits.

       (c)     Exhibits

     Exhibit
     Number                                      Description
-------------------  -----------------------------------------------------------
      99.1 Press Release issued by PMC-Sierra, Inc. on June 24, 2005 (furnished, not filed)



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             PMC-SIERRA, INC.


                                             /s/ Alan F. Krock
                                             ----------------------------
                                             Alan F. Krock
                                             Vice President, Finance
                                             Chief Financial Officer and
                                             Principal Accounting Officer

Date: June 24, 2005



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


                                  EXHIBIT INDEX


     Exhibit
     Number                                      Description
-------------------  -----------------------------------------------------------
      99.1 Press Release issued by PMC-Sierra, Inc. on June 24, 2005 (furnished, not filed)



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